UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) April 21, 2006 (April 17, 2006)

Cendant Corporation

(Exact name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation) 9 West 57th Street New York, NY (Address of principal executive office)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number) 10019 (Zip Code)

Registrant's telephone number, including area code (212) 413-1800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Travel Distribution Services CEO and President

On April 18, 2006, Cendant announced the appointment of Mr. Jeff Clarke as Chief Executive Officer and President of its Travel Distribution Services Division. A copy of the employment agreement between Travelport Inc. (formerly, Cendant Travel Distribution Services Group, Inc.) and Mr. Clarke is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release announcing Mr. Clarke’s appointment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Avis Budget Financings

On April 19, 2006, Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC entered into a $2.375 billion Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Bank of America, N.A., Calyon New York Branch and Citicorp USA, Inc., as Documentation Agents, Wachovia Bank, National Association, as Co-Documentation Agent, and a syndicate of lenders, consisting of (i) a $1.5 billion 5-year revolving credit facility and (ii) an $875 million 6-year term loan. A copy of the Credit Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

The facilities are guaranteed by Avis Budget Holdings, LLC, the direct parent company of Avis Budget Car Rental, LLC, and certain subsidiaries of Avis Budget Car Rental, LLC. The facilities also are secured by a first perfected priority lien in substantially all of Avis Budget Car Rental, LLC’s intellectual property and all of the capital stock of certain of its direct and indirect subsidiaries. A copy of the Guarantee and Collateral Agreement is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Borrowings under the revolving credit facility bear interest at a variable rate which is currently LIBOR plus a margin of 150 basis points, and borrowings under the term loan bear interest at LIBOR plus a margin of 125 basis points. In addition, under the revolving credit facility, Avis Budget Car Rental, LLC is required to pay a per annum facility fee of 35 basis points. In the event that the credit ratings assigned to Avis Budget Car Rental, LLC by nationally recognized debt rating agencies are downgraded as set forth in the Credit Agreement, the interest rate and facility fees relating to the borrowings under the revolving credit facility are subject to incremental upward adjustments. This Credit Agreement also provides the committed capacity to issue $1.5 billion in letters of credit. The Credit Agreement requires Avis Budget Car Rental, LLC to maintain a consolidated leverage ratio (as defined in the Credit Agreement) of less than 5.5 to 1.00, decreasing over time to 4.00 to 1.00, and a consolidated interest coverage ratio (as defined in the Credit Agreement) of more than 2.25 to 1.00, increasing over time to 3.00 to 1.00.

On April 19, 2006, Avis Budget Car Rental, LLC issued $1.0 billion aggregate principal amount of its senior notes (the “Notes”), consisting of (i) $375 million in aggregate principal amount of its 7.625% senior notes due 2014, (ii) $375 million in aggregate principal amount of its 7.75% senior notes due 2016 and (iii) $250 million in aggregate principal amount of its floating rate senior notes due 2014. The Notes are unsecured and are guaranteed by Avis Budget Holdings, LLC and certain subsidiaries of Avis Budget Car Rental, LLC, but not by Cendant Corporation. Avis Budget Car Rental, LLC and Avis Budget Finance, Inc. entered into an Indenture (the “Indenture”), dated as of April 19, 2006, with The Bank of Nova Scotia Trust Company of New York, as Trustee, under which the Notes were issued. A copy of the Indenture is attached hereto as Exhibit 10.4 and is incorporated by reference herein.

The Credit Agreement and Indenture contain covenants that, among other things, restrict the ability of Avis Budget Car Rental, LLC and the ability of certain of its subsidiaries to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into mergers or consolidations; enter into transactions with affiliates; and enter into new lines of businesses. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if Avis Budget Car Rental, LLC sells assets or experiences changes of control, it must offer to purchase the Notes. Certain of such changes of control would constitute an event of default under the Credit Agreement.

Certain of the lenders party to the Credit Agreement and the Trustee under the Indenture, and their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for Cendant, Avis Budget Car Rental, LLC and their subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” related to the Avis Budget financings is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

     (d) Exhibits.

10.1	Employment Agreement, dated as of April 17, 2006, by and between Cendant Travel Distribution Services Group, Inc. and Jeff Clarke.
10.2
Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC, as Borrower, the lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Bank of America, N.A., Calyon New York Branch and Citicorp USA, Inc., as Documentation Agents, and Wachovia Bank, National Association, as Co-Documentation Agent.

10.3
Guarantee and Collateral Agreement, dated as of April 19, 2006, made by Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC and certain of its Subsidiaries in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4
Indenture, dated as of April 19, 2006, between Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., as Issuers, the Guarantors from time to time parties thereto, and The Bank of Nova Scotia Trust Company of New York, as Trustee.

99.1	Press Release dated April 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock Executive Vice President, Law and Corporate Secretary

Date: April 21, 2006

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K

Report Dated April 21, 2006 (April 17, 2006)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of April 17, 2006, by and between Cendant Travel Distribution Services Group, Inc. and Jeff Clarke.
10.2
Credit Agreement, dated as of April 19, 2006, among Avis Budget Holdings, LLC and Avis Budget Car Rental, LLC, as Borrower, the lenders referred to therein, JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank Securities Inc., as Syndication Agent, Bank of America, N.A., Calyon New York Branch and Citicorp USA, Inc., as Documentation Agents, and Wachovia Bank, National Association, as Co-Documentation Agent.

10.3
Guarantee and Collateral Agreement, dated as of April 19, 2006, made by Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC and certain of its Subsidiaries in favor of JPMorgan Chase Bank, N.A., as Administrative Agent.

10.4
Indenture, dated as of April 19, 2006, between Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., as Issuers, the Guarantors from time to time parties thereto, and The Bank of Nova Scotia Trust Company of New York, as Trustee.

99.1	Press Release dated April 18, 2006.